UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 7, 2009

SUPERVALU INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-05418	41-0617000
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11840 Valley View Road, Eden Prairie, Minnesota		55344
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-828-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 7, 2009, the Board of Directors of the Corporation approved changes to the names of two of its Committees. Effective immediately, the "Director Affairs Committee" is now the "Corporate Governance Committee" and the "Executive Personnel and Compensation Committee" is now the "Leadership Development and Compensation Committee." As a result of these name changes, the Corporation’s Restated Bylaws were amended effective immediately.

The amended sections are 3.02(b), 4.03 and 4.06.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERVALU INC.

October 9, 2009	By:	/s/ Burt M. Fealing

Name: Burt M. Fealing
Title: Vice President, Corporate Secretary and Chief Securities Counsel

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Exhibit Index

Exhibit No.	Description

3.1	Restated Bylaws of SUPERVALU INC., as amended October 7, 2009